Supplemental Information
Fourth Quarter 2022

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Income statement
Net interest income	$52,462	$42,934	$14,681	$13,765	$12,444	$11,572	$11,410
Noninterest income	42,488	46,179	9,851	10,737	10,244	11,656	10,650
Total revenue, net of interest expense	94,950	89,113	24,532	24,502	22,688	23,228	22,060
Provision for credit losses	2,543	(4,594)	1,092	898	523	30	(489)
Noninterest expense	61,438	59,731	15,543	15,303	15,273	15,319	14,731
Income before income taxes	30,969	33,976	7,897	8,301	6,892	7,879	7,818
Pretax, pre-provision income (1)	33,512	29,382	8,989	9,199	7,415	7,909	7,329
Income tax expense	3,441	1,998	765	1,219	645	812	805
Net income	27,528	31,978	7,132	7,082	6,247	7,067	7,013
Preferred stock dividends and other	1,513	1,421	228	503	315	467	240
Net income applicable to common shareholders	26,015	30,557	6,904	6,579	5,932	6,600	6,773
Diluted earnings per common share	3.19	3.57	0.85	0.81	0.73	0.80	0.82
Average diluted common shares issued and outstanding	8,167.5	8,558.4	8,155.7	8,160.8	8,163.1	8,202.1	8,304.7
Dividends paid per common share	$0.86	$0.78	$0.22	$0.22	$0.21	$0.21	$0.21

Performance ratios
Return on average assets	0.88%	1.05%	0.92%	0.90%	0.79%	0.89%	0.88%
Return on average common shareholders’ equity	10.75	12.23	11.24	10.79	9.93	11.02	10.90
Return on average shareholders’ equity	10.18	11.68	10.38	10.37	9.34	10.64	10.27
Return on average tangible common shareholders’ equity (2)	15.15	17.02	15.79	15.21	14.05	15.51	15.25
Return on average tangible shareholders’ equity (2)	13.76	15.71	13.98	13.99	12.66	14.40	13.87
Efficiency ratio	64.71	67.03	63.36	62.45	67.32	65.95	66.78

At period end
Book value per share of common stock	$30.61	$30.37	$30.61	$29.96	$29.87	$29.70	$30.37
Tangible book value per share of common stock (2)	21.83	21.68	21.83	21.21	21.13	20.99	21.68
Market capitalization	264,853	359,383	264,853	242,338	250,136	332,320	359,383
Number of financial centers - U.S.	3,913	4,173	3,913	3,932	3,984	4,056	4,173
Number of branded ATMs - U.S.	15,528	16,209	15,528	15,572	15,730	15,959	16,209
Headcount	216,823	208,248	216,823	213,270	209,824	208,139	208,248

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income
Interest income	$72,565	$47,672	$25,075	$19,621	$14,975	$12,894	$12,554
Interest expense	20,103	4,738	10,394	5,856	2,531	1,322	1,144
Net interest income	52,462	42,934	14,681	13,765	12,444	11,572	11,410

Noninterest income
Fees and commissions	33,212	39,299	7,735	8,001	8,491	8,985	10,143
Market making and similar activities	12,075	8,691	3,052	3,068	2,717	3,238	1,331
Other income (loss)	(2,799)	(1,811)	(936)	(332)	(964)	(567)	(824)
Total noninterest income	42,488	46,179	9,851	10,737	10,244	11,656	10,650
Total revenue, net of interest expense	94,950	89,113	24,532	24,502	22,688	23,228	22,060

Provision for credit losses	2,543	(4,594)	1,092	898	523	30	(489)

Noninterest expense
Compensation and benefits	36,447	36,140	9,161	8,887	8,917	9,482	9,037
Occupancy and equipment	7,071	7,138	1,786	1,777	1,748	1,760	1,785
Information processing and communications	6,279	5,769	1,658	1,546	1,535	1,540	1,480
Product delivery and transaction related	3,653	3,881	904	892	924	933	941
Professional fees	2,142	1,775	649	525	518	450	512
Marketing	1,825	1,939	460	505	463	397	411
Other general operating	4,021	3,089	925	1,171	1,168	757	565
Total noninterest expense	61,438	59,731	15,543	15,303	15,273	15,319	14,731
Income before income taxes	30,969	33,976	7,897	8,301	6,892	7,879	7,818
Income tax expense	3,441	1,998	765	1,219	645	812	805
Net income	$27,528	$31,978	$7,132	$7,082	$6,247	$7,067	$7,013
Preferred stock dividends and other	1,513	1,421	228	503	315	467	240
Net income applicable to common shareholders	$26,015	$30,557	$6,904	$6,579	$5,932	$6,600	$6,773

Per common share information
Earnings	$3.21	$3.60	$0.85	$0.81	$0.73	$0.81	$0.82
Diluted earnings	3.19	3.57	0.85	0.81	0.73	0.80	0.82
Average common shares issued and outstanding	8,113.7	8,493.3	8,088.3	8,107.7	8,121.6	8,136.8	8,226.5
Average diluted common shares issued and outstanding	8,167.5	8,558.4	8,155.7	8,160.8	8,163.1	8,202.1	8,304.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net income	$27,528	$31,978	$7,132	$7,082	$6,247	$7,067	$7,013
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(6,028)	(2,077)	353	(1,112)	(1,822)	(3,447)	(834)
Net change in debit valuation adjustments	755	356	(543)	462	575	261	64
Net change in derivatives	(10,055)	(2,306)	835	(3,703)	(2,008)	(5,179)	(1,176)
Employee benefit plan adjustments	(667)	624	(764)	37	36	24	454
Net change in foreign currency translation adjustments	(57)	(45)	(10)	(37)	(38)	28	(16)
Other comprehensive income (loss)	(16,052)	(3,448)	(129)	(4,353)	(3,257)	(8,313)	(1,508)
Comprehensive income (loss)	$11,476	$28,530	$7,003	$2,729	$2,990	$(1,246)	$5,505

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income
Interest income
Loans and leases	$37,919	$29,282	$12,114	$10,231	$8,222	$7,352	$7,423
Debt securities	17,127	12,376	5,016	4,239	4,049	3,823	3,544
Federal funds sold and securities borrowed or purchased under agreements to resell	4,560	(90)	2,725	1,446	396	(7)	(47)
Trading account assets	5,521	3,770	1,768	1,449	1,223	1,081	977
Other interest income	7,438	2,334	3,452	2,256	1,085	645	657
Total interest income	72,565	47,672	25,075	19,621	14,975	12,894	12,554

Interest expense
Deposits	4,718	537	2,999	1,235	320	164	143
Short-term borrowings	6,978	(358)	4,273	2,264	553	(112)	(153)
Trading account liabilities	1,538	1,128	421	383	370	364	304
Long-term debt	6,869	3,431	2,701	1,974	1,288	906	850
Total interest expense	20,103	4,738	10,394	5,856	2,531	1,322	1,144
Net interest income	$52,462	$42,934	$14,681	$13,765	$12,444	$11,572	$11,410

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$4,096	$4,560	$1,029	$1,060	$1,072	$935	$1,129
Other card income	1,987	1,658	523	513	483	468	485
Total card income	6,083	6,218	1,552	1,573	1,555	1,403	1,614
Service charges
Deposit-related fees	5,190	6,271	1,081	1,162	1,417	1,530	1,600
Lending-related fees	1,215	1,233	308	304	300	303	310
Total service charges	6,405	7,504	1,389	1,466	1,717	1,833	1,910
Investment and brokerage services
Asset management fees	12,152	12,729	2,844	2,920	3,102	3,286	3,295
Brokerage fees	3,749	3,961	879	875	989	1,006	973
Total investment and brokerage services	15,901	16,690	3,723	3,795	4,091	4,292	4,268
Investment banking fees
Underwriting income	1,970	5,077	411	452	435	672	1,049
Syndication fees	1,070	1,499	174	283	301	312	452
Financial advisory services	1,783	2,311	486	432	392	473	850
Total investment banking fees	4,823	8,887	1,071	1,167	1,128	1,457	2,351
Total fees and commissions	33,212	39,299	7,735	8,001	8,491	8,985	10,143
Market making and similar activities	12,075	8,691	3,052	3,068	2,717	3,238	1,331
Other income (loss)	(2,799)	(1,811)	(936)	(332)	(964)	(567)	(824)
Total noninterest income	$42,488	$46,179	$9,851	$10,737	$10,244	$11,656	$10,650

(1)Gross interchange fees and merchant income were $12.9 billion and $11.5 billion and are presented net of $8.8 billion and $6.9 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2022 and 2021. Gross interchange fees and merchant income were $3.3 billion, $3.3 billion, $3.3 billion, $2.9 billion and $3.1 billion, and are presented net of $2.3 billion, $2.2 billion, $2.2 billion, $2.0 billion and $2.0 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second and first quarters of 2022, and the fourth quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2022	September 30 2022	December 31 2021
Assets
Cash and due from banks	$30,334	$27,802	$29,222
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	199,869	177,174	318,999
Cash and cash equivalents	230,203	204,976	348,221
Time deposits placed and other short-term investments	7,259	7,449	7,144
Federal funds sold and securities borrowed or purchased under agreements to resell	267,323	275,247	250,720
Trading account assets	295,552	293,458	247,080
Derivative assets	48,642	71,956	35,344
Debt securities:
Carried at fair value	229,994	236,245	308,073
Held-to-maturity, at cost	632,825	643,713	674,554
Total debt securities	862,819	879,958	982,627
Loans and leases	1,045,747	1,032,466	979,124
Allowance for loan and lease losses	(12,682)	(12,302)	(12,387)
Loans and leases, net of allowance	1,033,065	1,020,164	966,737
Premises and equipment, net	11,510	11,117	10,833
Goodwill	69,022	69,022	69,022
Loans held-for-sale	6,871	7,629	15,635
Customer and other receivables	67,429	76,211	72,263
Other assets	151,011	155,766	163,869
Total assets	$3,050,706	$3,072,953	$3,169,495

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$640,745	$696,976	$784,189
Interest-bearing	1,182,590	1,143,317	1,165,914
Deposits in non-U.S. offices:
Noninterest-bearing	20,480	21,630	27,457
Interest-bearing	86,526	76,174	86,886
Total deposits	1,930,341	1,938,097	2,064,446
Federal funds purchased and securities loaned or sold under agreements to repurchase	195,635	215,627	192,329
Trading account liabilities	79,844	84,768	100,690
Derivative liabilities	44,961	50,156	37,675
Short-term borrowings	26,932	21,044	23,753
Accrued expenses and other liabilities	223,814	224,615	200,419
Long-term debt	275,982	269,122	280,117
Total liabilities	2,777,509	2,803,429	2,899,429
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 4,088,101, 4,117,652 and 3,939,686 shares	28,397	29,134	24,708
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,996,777,943, 8,024,450,244 and 8,077,831,463 shares	58,953	59,460	62,398
Retained earnings	207,003	201,957	188,064
Accumulated other comprehensive income (loss)	(21,156)	(21,027)	(5,104)
Total shareholders’ equity	273,197	269,524	270,066
Total liabilities and shareholders’ equity	$3,050,706	$3,072,953	$3,169,495

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$2,816	$2,794	$5,004
Loans and leases	16,738	16,073	17,135
Allowance for loan and lease losses	(797)	(802)	(958)
Loans and leases, net of allowance	15,941	15,271	16,177
All other assets	116	93	189
Total assets of consolidated variable interest entities	$18,873	$18,158	$21,370

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$42	$82	$247
Long-term debt	4,581	3,240	3,587
All other liabilities	13	9	7
Total liabilities of consolidated variable interest entities	$4,636	$3,331	$3,841

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2022	September 30 2022	December 31 2021
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$180,060	$175,554	$171,759
Tier 1 capital	208,447	204,675	196,465
Total capital	238,753	235,276	227,592
Risk-weighted assets	1,603,744	1,599,322	1,617,848
Common equity tier 1 capital ratio	11.2%	11.0%	10.6%
Tier 1 capital ratio	13.0	12.8	12.1
Total capital ratio	14.9	14.7	14.1

Advanced Approaches
Common equity tier 1 capital	$180,060	$175,554	$171,759
Tier 1 capital	208,447	204,675	196,465
Total capital	230,895	228,334	220,616
Risk-weighted assets	1,410,104	1,390,505	1,399,160
Common equity tier 1 capital ratio	12.8%	12.6%	12.3%
Tier 1 capital ratio	14.8	14.7	14.0
Total capital ratio	16.4	16.4	15.8

Leverage-based metrics (1):
Adjusted average assets	$2,997,119	$3,028,175	$3,087,247
Tier 1 leverage ratio	7.0%	6.8%	6.4%

Supplementary leverage exposure	$3,523,530	$3,555,578	$3,603,807
Supplementary leverage ratio	5.9%	5.8%	5.5%

Total ending equity to total ending assets ratio	9.0	8.8	8.5
Common equity ratio	8.0	7.8	7.7
Tangible equity ratio (2)	6.8	6.6	6.4
Tangible common equity ratio (2)	5.9	5.7	5.7

(1)Regulatory capital ratios at December 31, 2022 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Common equity tier 1 ratio under the Standardized approach as of December 31, 2022 and September 30, 2022, and supplementary leverage ratio as of December 31, 2021.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2022	September 30 2022	December 31 2021
Total common shareholders' equity	$244,800	$240,390	$245,358
CECL transitional amount (1)	1,881	1,881	2,508
Goodwill, net of related deferred tax liabilities	(68,644)	(68,641)	(68,641)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,776)	(7,658)	(7,743)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,554)	(1,561)	(1,605)
Defined benefit pension plan net assets, net-of-tax	(867)	(1,227)	(1,261)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	496	(240)	1,400
Accumulated net (gain) loss on certain cash flow hedges (2)	11,925	12,762	1,870
Other	(201)	(152)	(127)
Common equity tier 1 capital	180,060	175,554	171,759
Qualifying preferred stock, net of issuance cost	28,396	29,134	24,707
Other	(9)	(13)	(1)
Tier 1 capital	208,447	204,675	196,465
Tier 2 capital instruments	18,729	19,507	20,750
Qualifying allowance for credit losses (3)	11,739	11,325	10,534
Other	(162)	(231)	(157)
Total capital under the Standardized approach	238,753	235,276	227,592
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(7,858)	(6,942)	(6,976)
Total capital under the Advanced approaches	$230,895	$228,334	$220,616

(1)December 31, 2021 includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption. December 31, 2022 and September 30, 2022 include 75 percent of the transition provision's impact as of December 31, 2021.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2022			Third Quarter 2022			Fourth Quarter 2021
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$175,595	$1,375	3.11%	$184,263	$848	1.83%	$256,955	$66	0.10%
Time deposits placed and other short-term investments	9,558	74	3.07	10,352	34	1.33	7,200	7	0.36
Federal funds sold and securities borrowed or purchased under agreements to resell	289,321	2,725	3.74	278,059	1,446	2.06	278,163	(47)	(0.07)
Trading account assets	169,003	1,784	4.19	163,744	1,465	3.55	146,958	992	2.68
Debt securities	869,084	5,043	2.30	901,654	4,259	1.88	984,493	3,558	1.45
Loans and leases (2)
Residential mortgage	229,364	1,663	2.90	228,474	1,616	2.83	219,193	1,481	2.70
Home equity	26,983	275	4.05	27,282	229	3.32	28,796	255	3.52
Credit card	89,575	2,327	10.31	85,009	2,187	10.20	78,358	1,997	10.11
Direct/Indirect and other consumer	106,598	1,119	4.16	108,300	923	3.38	101,854	578	2.25
Total consumer	452,520	5,384	4.73	449,065	4,955	4.39	428,201	4,311	4.00
U.S. commercial	378,850	4,172	4.37	377,183	3,427	3.60	330,796	2,191	2.63
Non-U.S. commercial	125,983	1,474	4.64	127,793	1,028	3.19	108,899	468	1.71
Commercial real estate	68,764	994	5.74	66,707	738	4.39	62,296	382	2.43
Commercial lease financing	13,130	139	4.21	13,586	124	3.65	14,870	106	2.83
Total commercial	586,727	6,779	4.58	585,269	5,317	3.61	516,861	3,147	2.42
Total loans and leases	1,039,247	12,163	4.65	1,034,334	10,272	3.94	945,062	7,458	3.14
Other earning assets	95,904	2,034	8.42	98,172	1,403	5.67	128,938	625	1.93
Total earning assets	2,647,712	25,198	3.78	2,670,578	19,727	2.94	2,747,769	12,659	1.83
Cash and due from banks	27,771			27,250			29,219
Other assets, less allowance for loan and lease losses	398,806			407,718			387,130
Total assets	$3,074,289			$3,105,546			$3,164,118
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$980,964	$2,044	0.83%	$981,145	$832	0.34%	$965,801	$80	0.03%
Time and savings deposits	180,684	543	1.19	164,313	193	0.47	162,567	38	0.10
Total U.S. interest-bearing deposits	1,161,648	2,587	0.88	1,145,458	1,025	0.35	1,128,368	118	0.04
Non-U.S. interest-bearing deposits	83,073	412	1.97	79,383	210	1.05	82,846	25	0.12
Total interest-bearing deposits	1,244,721	2,999	0.96	1,224,841	1,235	0.40	1,211,214	143	0.05
Federal funds purchased and securities loaned or sold under agreements to repurchase	214,267	2,246	4.16	211,346	1,338	2.51	218,018	80	0.14
Short-term borrowings and other interest-bearing liabilities	150,351	2,027	5.35	137,253	926	2.68	114,637	(233)	(0.80)
Trading account liabilities	40,393	421	4.13	46,507	383	3.27	57,993	304	2.08
Long-term debt	243,871	2,701	4.41	250,204	1,974	3.14	248,525	850	1.35
Total interest-bearing liabilities	1,893,603	10,394	2.18	1,870,151	5,856	1.24	1,850,387	1,144	0.24
Noninterest-bearing sources
Noninterest-bearing deposits	680,823			737,934			806,009
Other liabilities (3)	227,234			226,444			236,839
Shareholders’ equity	272,629			271,017			270,883
Total liabilities and shareholders’ equity	$3,074,289			$3,105,546			$3,164,118
Net interest spread			1.60%			1.70%			1.59%
Impact of noninterest-bearing sources			0.62			0.36			0.08
Net interest income/yield on earning assets (4)		$14,804	2.22%		$13,871	2.06%		$11,515	1.67%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $30.7 billion, $29.2 billion and $30.4 billion of structured notes and liabilities for the fourth and third quarters of 2022 and the fourth quarter of 2021, respectively.
(4)Net interest income includes FTE adjustments of $123 million, $106 million and $105 million for the fourth and third quarters of 2022 and the fourth quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$25,204	$5	$(1,767)	$23,442
Agency-collateralized mortgage obligations	2,452	—	(231)	2,221
Commercial	6,894	28	(515)	6,407
Non-agency residential	461	15	(90)	386
Total mortgage-backed securities	35,011	48	(2,603)	32,456
U.S. Treasury and government agencies	160,773	18	(1,769)	159,022
Non-U.S. securities	13,455	4	(52)	13,407
Other taxable securities	4,728	1	(84)	4,645
Tax-exempt securities	11,518	19	(279)	11,258
Total available-for-sale debt securities	225,485	90	(4,787)	220,788
Other debt securities carried at fair value (1)	8,986	376	(156)	9,206
Total debt securities carried at fair value	234,471	466	(4,943)	229,994
Held-to-maturity debt securities
Agency mortgage-backed securities	503,233	—	(87,319)	415,914
U.S. Treasury and government agencies	121,597	—	(20,259)	101,338
Other taxable securities	8,033	—	(1,018)	7,015
Total held-to-maturity debt securities	632,863	—	(108,596)	524,267
Total debt securities	$867,334	$466	$(113,539)	$754,261

	September 30, 2022
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$25,743	$5	$(2,144)	$23,604
Agency-collateralized mortgage obligations	2,589	—	(220)	2,369
Commercial	6,248	24	(499)	5,773
Non-agency residential	467	16	(83)	400
Total mortgage-backed securities	35,047	45	(2,946)	32,146
U.S. Treasury and government agencies	169,368	42	(1,797)	167,613
Non-U.S. securities	11,046	1	(44)	11,003
Other taxable securities	3,481	—	(76)	3,405
Tax-exempt securities	12,544	—	(372)	12,172
Total available-for-sale debt securities	231,486	88	(5,235)	226,339
Other debt securities carried at fair value (1)	10,223	54	(371)	9,906
Total debt securities carried at fair value	241,709	142	(5,606)	236,245
Held-to-maturity debt securities
Agency mortgage-backed securities	513,977	—	(94,111)	419,866
U.S. Treasury and government agencies	121,585	—	(21,089)	100,496
Other taxable securities	8,181	—	(990)	7,191
Total held-to-maturity debt securities	643,743	—	(116,190)	527,553
Total debt securities	$885,452	$142	$(121,796)	$763,798

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
FTE basis data (1)
Net interest income	$52,900	$43,361	$14,804	$13,871	$12,547	$11,678	$11,515
Total revenue, net of interest expense	95,388	89,540	24,655	24,608	22,791	23,334	22,165
Net interest yield	1.96%	1.66%	2.22%	2.06%	1.86%	1.69%	1.67%
Efficiency ratio	64.41	66.71	63.05	62.18	67.01	65.65	66.46

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $438 million and $427 million for the years ended December 31, 2022 and 2021, and $123 million, $106 million, $103 million, $106 million and $105 million for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,804	$8,494	$2,015	$3,880	$371	$44
Noninterest income
Fees and commissions:
Card income	1,552	1,333	19	196	17	(13)
Service charges	1,389	586	17	703	79	4
Investment and brokerage services	3,723	71	3,166	6	482	(2)
Investment banking fees	1,071	—	35	706	347	(17)
Total fees and commissions	7,735	1,990	3,237	1,611	925	(28)
Market making and similar activities	3,052	5	36	34	2,685	292
Other income (loss)	(936)	293	122	913	(120)	(2,144)
Total noninterest income (loss)	9,851	2,288	3,395	2,558	3,490	(1,880)
Total revenue, net of interest expense	24,655	10,782	5,410	6,438	3,861	(1,836)
Provision for credit losses	1,092	944	37	149	4	(42)
Noninterest expense	15,543	5,100	3,784	2,833	3,171	655
Income (loss) before income taxes	8,020	4,738	1,589	3,456	686	(2,449)
Income tax expense (benefit)	888	1,161	389	916	182	(1,760)
Net income (loss)	$7,132	$3,577	$1,200	$2,540	$504	$(689)

Average
Total loans and leases	$1,039,247	$300,360	$225,094	$380,385	$123,022	$10,386
Total assets (1)	3,074,289	1,123,813	361,592	595,525	857,319	136,040
Total deposits	1,925,544	1,047,058	317,849	503,472	37,219	19,946
Quarter end
Total loans and leases	$1,045,747	$304,761	$223,910	$379,107	$127,735	$10,234
Total assets (1)	3,050,706	1,126,453	368,893	588,466	811,820	155,074
Total deposits	1,930,341	1,048,799	323,899	498,661	39,077	19,905

	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,871	$7,784	$1,981	$3,326	$743	$37
Noninterest income
Fees and commissions:
Card income	1,573	1,331	16	206	18	2
Service charges	1,466	597	18	771	81	(1)
Investment and brokerage services	3,795	73	3,255	11	457	(1)
Investment banking fees	1,167	—	47	726	430	(36)
Total fees and commissions	8,001	2,001	3,336	1,714	986	(36)
Market making and similar activities	3,068	3	30	52	2,874	109
Other income (loss)	(332)	116	82	499	(120)	(909)
Total noninterest income (loss)	10,737	2,120	3,448	2,265	3,740	(836)
Total revenue, net of interest expense	24,608	9,904	5,429	5,591	4,483	(799)
Provision for credit losses	898	738	37	170	11	(58)
Noninterest expense	15,303	5,097	3,816	2,651	3,023	716
Income (loss) before income taxes	8,407	4,069	1,576	2,770	1,449	(1,457)
Income tax expense (benefit)	1,325	997	386	734	384	(1,176)
Net income (loss)	$7,082	$3,072	$1,190	$2,036	$1,065	$(281)

Average
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629
Total assets (1)	3,105,546	1,145,846	383,468	585,683	847,899	142,650
Total deposits	1,962,775	1,069,093	339,487	495,154	38,820	20,221
Quarter end
Total loans and leases	$1,032,466	$297,825	$224,858	$377,711	$121,721	$10,351
Total assets (1)	3,072,953	1,149,918	370,790	575,442	848,752	128,051
Total deposits	1,938,097	1,072,580	324,859	484,309	37,318	19,031

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,515	$6,543	$1,526	$2,362	$1,031	$53
Noninterest income
Fees and commissions:
Card income	1,614	1,354	22	198	12	28
Service charges	1,910	921	18	887	84	—
Investment and brokerage services	4,268	84	3,703	14	474	(7)
Investment banking fees	2,351	—	82	1,465	832	(28)
Total fees and commissions	10,143	2,359	3,825	2,564	1,402	(7)
Market making and similar activities	1,331	1	9	46	1,312	(37)
Other income (loss)	(824)	9	42	935	73	(1,883)
Total noninterest income (loss)	10,650	2,369	3,876	3,545	2,787	(1,927)
Total revenue, net of interest expense	22,165	8,912	5,402	5,907	3,818	(1,874)
Provision for credit losses	(489)	32	(56)	(463)	32	(34)
Noninterest expense	14,731	4,742	3,834	2,717	2,882	556
Income (loss) before income taxes	7,923	4,138	1,624	3,653	904	(2,396)
Income tax expense (benefit)	910	1,014	398	986	235	(1,723)
Net income (loss)	$7,013	$3,124	$1,226	$2,667	$669	$(673)

Average
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240
Total assets (1)	3,164,118	1,102,444	408,033	650,940	816,994	185,707
Total deposits	2,017,223	1,026,810	360,912	562,390	43,331	23,780
Quarter end
Total loans and leases	$979,124	$286,511	$208,971	$352,933	$114,846	$15,863
Total assets (1)	3,169,495	1,131,142	438,275	638,131	747,794	214,153
Total deposits	2,064,446	1,054,995	390,143	551,752	46,374	21,182

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$52,900	$30,045	$7,466	$12,184	$3,088	$117
Noninterest income
Fees and commissions:
Card income	6,083	5,169	70	774	66	4
Service charges	6,405	2,706	73	3,293	325	8
Investment and brokerage services	15,901	304	13,561	42	2,002	(8)
Investment banking fees	4,823	—	189	3,004	1,820	(190)
Total fees and commissions	33,212	8,179	13,893	7,113	4,213	(186)
Market making and similar activities	12,075	10	102	215	11,406	342
Other income (loss)	(2,799)	401	287	2,717	(569)	(5,635)
Total noninterest income (loss)	42,488	8,590	14,282	10,045	15,050	(5,479)
Total revenue, net of interest expense	95,388	38,635	21,748	22,229	18,138	(5,362)
Provision for credit losses	2,543	1,980	66	641	28	(172)
Noninterest expense	61,438	20,077	15,490	10,966	12,420	2,485
Income (loss) before income taxes	31,407	16,578	6,192	10,622	5,690	(7,675)
Income tax expense (benefit)	3,879	4,062	1,517	2,815	1,508	(6,023)
Net income (loss)	$27,528	$12,516	$4,675	$7,807	$4,182	$(1,652)

Average
Total loans and leases	$1,016,782	$292,366	$219,810	$375,271	$116,652	$12,683
Total assets (1)	3,135,894	1,139,351	396,167	603,273	857,637	139,466
Total deposits	1,986,158	1,062,561	351,329	511,804	40,382	20,082
Year end
Total loans and leases	$1,045,747	$304,761	$223,910	$379,107	$127,735	$10,234
Total assets (1)	3,050,706	1,126,453	368,893	588,466	811,820	155,074
Total deposits	1,930,341	1,048,799	323,899	498,661	39,077	19,905

	Year Ended December 31, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,361	$24,929	$5,664	$8,511	$4,011	$246
Noninterest income
Fees and commissions:
Card income	6,218	5,172	85	713	220	28
Service charges	7,504	3,538	72	3,523	364	7
Investment and brokerage services	16,690	320	14,312	104	1,979	(25)
Investment banking fees	8,887	—	388	5,107	3,616	(224)
Total fees and commissions	39,299	9,030	14,857	9,447	6,179	(214)
Market making and similar activities	8,691	1	40	145	8,760	(255)
Other income (loss)	(1,811)	45	187	2,772	305	(5,120)
Total noninterest income (loss)	46,179	9,076	15,084	12,364	15,244	(5,589)
Total revenue, net of interest expense	89,540	34,005	20,748	20,875	19,255	(5,343)
Provision for credit losses	(4,594)	(1,035)	(241)	(3,201)	65	(182)
Noninterest expense	59,731	19,290	15,258	10,632	13,032	1,519
Income (loss) before income taxes	34,403	15,750	5,731	13,444	6,158	(6,680)
Income tax expense (benefit)	2,425	3,859	1,404	3,630	1,601	(8,069)
Net income (loss)	$31,978	$11,891	$4,327	$9,814	$4,557	$1,389

Average
Total loans and leases	$920,401	$284,061	$196,899	$329,655	$91,339	$18,447
Total assets (1)	3,034,623	1,058,572	386,918	611,304	785,998	191,831
Total deposits	1,914,286	983,027	340,124	522,790	51,833	16,512
Year end
Total loans and leases	$979,124	$286,511	$208,971	$352,933	$114,846	$15,863
Total assets (1)	3,169,495	1,131,142	438,275	638,131	747,794	214,153
Total deposits	2,064,446	1,054,995	390,143	551,752	46,374	21,182

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income	$30,045	$24,929	$8,494	$7,784	$7,087	$6,680	$6,543
Noninterest income:
Card income	5,169	5,172	1,333	1,331	1,320	1,185	1,354
Service charges	2,706	3,538	586	597	679	844	921
All other income	715	366	369	192	50	104	94
Total noninterest income	8,590	9,076	2,288	2,120	2,049	2,133	2,369
Total revenue, net of interest expense	38,635	34,005	10,782	9,904	9,136	8,813	8,912

Provision for credit losses	1,980	(1,035)	944	738	350	(52)	32

Noninterest expense	20,077	19,290	5,100	5,097	4,959	4,921	4,742
Income before income taxes	16,578	15,750	4,738	4,069	3,827	3,944	4,138
Income tax expense	4,062	3,859	1,161	997	938	966	1,014
Net income	$12,516	$11,891	$3,577	$3,072	$2,889	$2,978	$3,124

Net interest yield	2.73%	2.45%	3.11%	2.79%	2.55%	2.48%	2.44%
Return on average allocated capital (1)	31	31	35	30	29	30	32
Efficiency ratio	51.96	56.73	47.29	51.47	54.28	55.84	53.22

Balance Sheet
Average
Total loans and leases	$292,366	$284,061	$300,360	$295,231	$289,595	$284,068	$282,332
Total earning assets (2)	1,099,410	1,016,751	1,083,850	1,106,513	1,114,552	1,092,742	1,061,742
Total assets (2)	1,139,351	1,058,572	1,123,813	1,145,846	1,154,773	1,133,001	1,102,444
Total deposits	1,062,561	983,027	1,047,058	1,069,093	1,078,020	1,056,100	1,026,810
Allocated capital (1)	40,000	38,500	40,000	40,000	40,000	40,000	38,500

Period end
Total loans and leases	$304,761	$286,511	$304,761	$297,825	$294,570	$286,322	$286,511
Total earning assets (2)	1,085,079	1,090,331	1,085,079	1,110,524	1,114,524	1,125,963	1,090,331
Total assets (2)	1,126,453	1,131,142	1,126,453	1,149,918	1,154,366	1,166,443	1,131,142
Total deposits	1,048,799	1,054,995	1,048,799	1,072,580	1,077,215	1,088,940	1,054,995

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Average deposit balances
Checking	$596,875	$551,392	$588,668	$599,099	$606,331	$593,428	$577,703
Savings	71,851	69,598	69,790	71,933	73,295	72,413	70,719
MMS	359,752	324,889	356,015	365,271	362,798	354,850	342,812
CDs and IRAs	29,450	33,332	28,619	28,731	29,796	30,685	31,584
Other	4,633	3,816	3,966	4,059	5,800	4,724	3,992
Total average deposit balances	$1,062,561	$983,027	$1,047,058	$1,069,093	$1,078,020	$1,056,100	$1,026,810

Deposit spreads (excludes noninterest costs)
Checking	1.98%	1.96%	2.09%	1.98%	1.93%	1.91%	1.92%
Savings	2.23	2.24	2.33	2.19	2.19	2.19	2.21
MMS	1.61	1.28	2.25	1.64	1.29	1.23	1.24
CDs and IRAs	1.53	0.39	2.91	1.85	0.98	0.46	0.32
Other	1.60	0.26	3.35	2.04	1.04	0.41	0.22
Total deposit spreads	1.86	1.69	2.19	1.88	1.70	1.65	1.66

Consumer investment assets	$319,648	$368,831	$319,648	$302,413	$315,243	$357,593	$368,831

Active digital banking users (in thousands) (1)	44,054	41,365	44,054	43,496	42,690	42,269	41,365
Active mobile banking users (in thousands) (2)	35,452	32,980	35,452	34,922	34,167	33,589	32,980
Financial centers	3,913	4,173	3,913	3,932	3,984	4,056	4,173
ATMs	15,528	16,209	15,528	15,572	15,730	15,959	16,209

Total credit card (3)
Loans
Average credit card outstandings	$83,539	$75,385	$89,575	$85,009	$81,024	$78,409	$78,358
Ending credit card outstandings	93,421	81,438	93,421	87,296	84,010	79,356	81,438
Credit quality
Net charge-offs	$1,334	$1,723	$386	$328	$323	$297	$280
	1.60%	2.29%	1.71%	1.53%	1.60%	1.53%	1.42%
30+ delinquency	$1,505	$997	$1,505	$1,202	$1,008	$1,003	$997
	1.61%	1.22%	1.61%	1.38%	1.20%	1.26%	1.22%
90+ delinquency	$717	$487	$717	$547	$493	$492	$487
	0.77%	0.60%	0.77%	0.63%	0.59%	0.62%	0.60%
Other total credit card indicators (3)
Gross interest yield	10.42%	10.17%	11.18%	10.71%	9.76%	9.90%	9.96%
Risk-adjusted margin	10.06	10.17	9.87	10.07	9.95	10.40	10.85
New accounts (in thousands)	4,397	3,594	1,096	1,256	1,068	977	940
Purchase volumes	$356,588	$311,571	$92,800	$91,064	$91,810	$80,914	$87,671

Debit card data
Purchase volumes	$503,583	$473,770	$130,157	$127,135	$128,707	$117,584	$124,278

Loan production (4)
Consumer Banking:
First mortgage	$20,981	$45,976	$2,286	$4,028	$6,551	$8,116	$12,782
Home equity	7,988	3,996	2,113	1,999	2,151	1,725	1,417
Total (5):
First mortgage	$44,765	$79,692	$5,217	$8,724	$14,471	$16,353	$22,961
Home equity	9,591	4,895	2,596	2,420	2,535	2,040	1,703

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2022			Third Quarter 2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,494	$5,719	$2,775	$7,784	$5,006	$2,778
Noninterest income:
Card income	1,333	(9)	1,342	1,331	(10)	1,341
Service charges	586	585	1	597	597	—
All other income	369	214	155	192	141	51
Total noninterest income	2,288	790	1,498	2,120	728	1,392
Total revenue, net of interest expense	10,782	6,509	4,273	9,904	5,734	4,170

Provision for credit losses	944	176	768	738	173	565

Noninterest expense	5,100	3,189	1,911	5,097	3,141	1,956
Income before income taxes	4,738	3,144	1,594	4,069	2,420	1,649
Income tax expense	1,161	771	390	997	593	404
Net income	$3,577	$2,373	$1,204	$3,072	$1,827	$1,245

Net interest yield	3.11%	2.18%	3.71%	2.79%	1.87%	3.76%
Return on average allocated capital (1)	35	72	18	30	56	18
Efficiency ratio	47.29	49.00	44.70	51.47	54.78	46.92

Balance Sheet
Average
Total loans and leases	$300,360	$4,132	$296,228	$295,231	$4,153	$291,078
Total earning assets (2)	1,083,850	1,042,289	296,535	1,106,513	1,064,585	293,366
Total assets (2)	1,123,813	1,075,446	303,340	1,145,846	1,096,911	300,374
Total deposits	1,047,058	1,041,669	5,389	1,069,093	1,063,075	6,018
Allocated capital (1)	40,000	13,000	27,000	40,000	13,000	27,000

Period end
Total loans and leases	$304,761	$4,148	$300,613	$297,825	$4,134	$293,691
Total earning assets (2)	1,085,079	1,043,049	300,787	1,110,524	1,068,130	295,637
Total assets (2)	1,126,453	1,077,203	308,007	1,149,918	1,100,517	302,644
Total deposits	1,048,799	1,043,194	5,605	1,072,580	1,066,522	6,058

				Fourth Quarter 2021
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,543	$3,870	$2,673
Noninterest income:
Card income				1,354	(9)	1,363
Service charges				921	921	—
All other income				94	70	24
Total noninterest income				2,369	982	1,387
Total revenue, net of interest expense				8,912	4,852	4,060

Provision for credit losses				32	66	(34)

Noninterest expense				4,742	2,862	1,880
Income before income taxes				4,138	1,924	2,214
Income tax expense				1,014	471	543
Net income				$3,124	$1,453	$1,671

Net interest yield				2.44%	1.51%	3.81%
Return on average allocated capital (1)				32	48	25
Efficiency ratio				53.22	58.98	46.33

Balance Sheet
Average
Total loans and leases				$282,332	$4,290	$278,042
Total earning assets (2)				1,061,742	1,018,888	278,488
Total assets (2)				1,102,444	1,053,379	284,698
Total deposits				1,026,810	1,020,092	6,718
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$286,511	$4,206	$282,305
Total earning assets (2)				1,090,331	1,048,009	282,850
Total assets (2)				1,131,142	1,082,449	289,220
Total deposits				1,054,995	1,049,085	5,910

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31
	2022			2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$30,045	$19,254	$10,791	$24,929	$14,358	$10,571
Noninterest income:
Card income	5,169	(36)	5,205	5,172	(28)	5,200
Service charges	2,706	2,703	3	3,538	3,535	3
All other income	715	478	237	366	223	143
Total noninterest income	8,590	3,145	5,445	9,076	3,730	5,346
Total revenue, net of interest expense	38,635	22,399	16,236	34,005	18,088	15,917

Provision for credit losses	1,980	564	1,416	(1,035)	240	(1,275)

Noninterest expense	20,077	12,393	7,684	19,290	11,650	7,640
Income before income taxes	16,578	9,442	7,136	15,750	6,198	9,552
Income tax expense	4,062	2,314	1,748	3,859	1,519	2,340
Net income	$12,516	$7,128	$5,388	$11,891	$4,679	$7,212

Net interest yield	2.73%	1.82%	3.72%	2.45%	1.48%	3.77%
Return on average allocated capital (1)	31	55	20	31	39	27
Efficiency ratio	51.96	55.33	47.32	56.73	64.41	48.00

Balance Sheet
Average
Total loans and leases	$292,366	$4,161	$288,205	$284,061	$4,431	$279,630
Total earning assets (2)	1,099,410	1,057,531	289,719	1,016,751	973,018	280,080
Total assets (2)	1,139,351	1,090,692	296,499	1,058,572	1,009,387	285,532
Total deposits	1,062,561	1,056,783	5,778	983,027	976,093	6,934
Allocated capital (1)	40,000	13,000	27,000	38,500	12,000	26,500

Year end
Total loans and leases	$304,761	$4,148	$300,613	$286,511	$4,206	$282,305
Total earning assets (2)	1,085,079	1,043,049	300,787	1,090,331	1,048,009	282,850
Total assets (2)	1,126,453	1,077,203	308,007	1,131,142	1,082,449	289,220
Total deposits	1,048,799	1,043,194	5,605	1,054,995	1,049,085	5,910

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income	$7,466	$5,664	$2,015	$1,981	$1,802	$1,668	$1,526
Noninterest income:
Investment and brokerage services	13,561	14,312	3,166	3,255	3,486	3,654	3,703
All other income	721	772	229	193	145	154	173
Total noninterest income	14,282	15,084	3,395	3,448	3,631	3,808	3,876
Total revenue, net of interest expense	21,748	20,748	5,410	5,429	5,433	5,476	5,402

Provision for credit losses	66	(241)	37	37	33	(41)	(56)

Noninterest expense	15,490	15,258	3,784	3,816	3,875	4,015	3,834
Income before income taxes	6,192	5,731	1,589	1,576	1,525	1,502	1,624
Income tax expense	1,517	1,404	389	386	374	368	398
Net income	$4,675	$4,327	$1,200	$1,190	$1,151	$1,134	$1,226

Net interest yield	1.95%	1.51%	2.29%	2.12%	1.82%	1.62%	1.53%
Return on average allocated capital (1)	27	26	27	27	26	26	30
Efficiency ratio	71.23	73.54	69.96	70.28	71.34	73.31	70.95

Balance Sheet
Average
Total loans and leases	$219,810	$196,899	$225,094	$223,734	$219,277	$210,937	$205,236
Total earning assets (2)	383,352	374,273	348,718	370,733	396,611	418,248	395,144
Total assets (2)	396,167	386,918	361,592	383,468	409,472	431,040	408,033
Total deposits	351,329	340,124	317,849	339,487	363,943	384,902	360,912
Allocated capital (1)	17,500	16,500	17,500	17,500	17,500	17,500	16,500

Period end
Total loans and leases	$223,910	$208,971	$223,910	$224,858	$221,705	$214,273	$208,971
Total earning assets (2)	355,461	425,112	355,461	357,434	380,771	419,903	425,112
Total assets (2)	368,893	438,275	368,893	370,790	393,948	433,122	438,275
Total deposits	323,899	390,143	323,899	324,859	347,991	385,288	390,143

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Revenue by Business
Merrill Wealth Management	$18,135	$17,448	$4,486	$4,524	$4,536	$4,589	$4,532
Bank of America Private Bank	3,613	3,300	924	905	897	887	870
Total revenue, net of interest expense	$21,748	$20,748	$5,410	$5,429	$5,433	$5,476	$5,402

Client Balances by Business, at period end
Merrill Wealth Management	$2,822,910	$3,214,881	$2,822,910	$2,710,985	$2,819,998	$3,116,052	$3,214,881
Bank of America Private Bank	563,931	625,453	563,931	537,771	547,116	598,100	625,453
Total client balances	$3,386,841	$3,840,334	$3,386,841	$3,248,756	$3,367,114	$3,714,152	$3,840,334

Client Balances by Type, at period end
Assets under management (1)	$1,401,474	$1,638,782	$1,401,474	$1,329,557	$1,411,344	$1,571,605	$1,638,782
Brokerage and other assets	1,482,025	1,655,021	1,482,025	1,413,946	1,437,562	1,592,802	1,655,021
Deposits	323,899	390,143	323,899	324,859	347,991	385,288	390,143
Loans and leases (2)	226,973	212,251	226,973	228,129	224,847	217,461	212,251
Less: Managed deposits in assets under management	(47,530)	(55,863)	(47,530)	(47,735)	(54,630)	(53,004)	(55,863)
Total client balances	$3,386,841	$3,840,334	$3,386,841	$3,248,756	$3,367,114	$3,714,152	$3,840,334

Assets Under Management Rollforward
Assets under management, beginning balance	$1,638,782	$1,408,465	$1,329,557	$1,411,344	$1,571,605	$1,638,782	$1,578,630
Net client flows	20,785	66,250	105	4,110	1,033	15,537	21,552
Market valuation/other	(258,093)	164,067	71,812	(85,897)	(161,294)	(82,714)	38,600
Total assets under management, ending balance	$1,401,474	$1,638,782	$1,401,474	$1,329,557	$1,411,344	$1,571,605	$1,638,782

Advisors, at period end
Total wealth advisors (3)	19,273	18,846	19,273	18,841	18,449	18,571	18,846

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income	$12,184	$8,511	$3,880	$3,326	$2,634	$2,344	$2,362
Noninterest income:
Service charges	3,293	3,523	703	771	933	886	887
Investment banking fees	3,004	5,107	706	726	692	880	1,465
All other income	3,748	3,734	1,149	768	747	1,084	1,193
Total noninterest income	10,045	12,364	2,558	2,265	2,372	2,850	3,545
Total revenue, net of interest expense	22,229	20,875	6,438	5,591	5,006	5,194	5,907

Provision for credit losses	641	(3,201)	149	170	157	165	(463)

Noninterest expense	10,966	10,632	2,833	2,651	2,799	2,683	2,717
Income before income taxes	10,622	13,444	3,456	2,770	2,050	2,346	3,653
Income tax expense	2,815	3,630	916	734	543	622	986
Net income	$7,807	$9,814	$2,540	$2,036	$1,507	$1,724	$2,667

Net interest yield	2.26%	1.55%	2.90%	2.53%	1.97%	1.68%	1.59%
Return on average allocated capital (1)	18	23	23	18	14	16	25
Efficiency ratio	49.34	50.93	44.03	47.41	55.90	51.65	45.99

Balance Sheet
Average
Total loans and leases	$375,271	$329,655	$380,385	$384,305	$377,248	$358,807	$338,627
Total earning assets (2)	539,032	549,749	531,206	521,555	537,660	566,277	587,472
Total assets (2)	603,273	611,304	595,525	585,683	601,945	630,517	650,940
Total deposits	511,804	522,790	503,472	495,154	509,261	539,912	562,390
Allocated capital (1)	44,500	42,500	44,500	44,500	44,500	44,500	42,500

Period end
Total loans and leases	$379,107	$352,933	$379,107	$377,711	$385,376	$367,423	$352,933
Total earning assets (2)	522,539	574,583	522,539	511,494	526,879	558,639	574,583
Total assets (2)	588,466	638,131	588,466	575,442	591,490	623,168	638,131
Total deposits	498,661	551,752	498,661	484,309	499,714	533,820	551,752

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Investment Banking fees (1)
Advisory (2)	$1,643	$2,139	$446	$397	$361	$439	$798
Debt issuance	1,099	1,736	184	273	283	359	430
Equity issuance	262	1,232	76	56	48	82	237
Total Investment Banking fees (3)	$3,004	$5,107	$706	$726	$692	$880	$1,465

Business Lending
Corporate	$4,325	$3,723	$1,417	$902	$946	$1,060	$1,195
Commercial	4,316	3,675	1,188	1,111	1,024	993	987
Business Banking	251	224	65	66	62	58	59
Total Business Lending revenue	$8,892	$7,622	$2,670	$2,079	$2,032	$2,111	$2,241

Global Transaction Services (4)
Corporate	$5,002	$3,235	$1,546	$1,369	$1,138	$949	$911
Commercial	4,166	3,341	1,185	1,112	973	896	909
Business Banking	1,213	941	378	322	270	243	249
Total Global Transaction Services revenue	$10,381	$7,517	$3,109	$2,803	$2,381	$2,088	$2,069

Average deposit balances
Interest-bearing	$174,272	$164,446	$225,671	$171,203	$142,366	$157,126	$164,522
Noninterest-bearing	337,532	358,344	277,801	323,951	366,895	382,786	397,868
Total average deposits	$511,804	$522,790	$503,472	$495,154	$509,261	$539,912	$562,390

Loan spread	1.51%	1.59%	1.52%	1.51%	1.49%	1.53%	1.58%

Provision for credit losses	$641	$(3,201)	$149	$170	$157	$165	$(463)

Credit quality (5, 6)
Reservable criticized utilized exposure	$17,519	$19,873	$17,519	$15,809	$15,999	$18,304	$19,873
	4.37%	5.34%	4.37%	3.95%	3.92%	4.72%	5.34%

Nonperforming loans, leases and foreclosed properties	$923	$1,351	$923	$1,057	$1,126	$1,329	$1,351
	0.25%	0.39%	0.25%	0.28%	0.29%	0.37%	0.39%

Average loans and leases by product
U.S. commercial	$225,325	$191,138	$230,591	$233,027	$225,820	$211,568	$196,168
Non-U.S. commercial	83,352	72,190	82,222	84,287	86,092	80,783	75,611
Commercial real estate	52,389	50,070	54,104	53,042	50,973	51,400	51,570
Commercial lease financing	14,203	16,251	13,467	13,948	14,362	15,055	15,261
Other	2	6	1	1	1	1	17
Total average loans and leases	$375,271	$329,655	$380,385	$384,305	$377,248	$358,807	$338,627

Total Corporation Investment Banking fees
Advisory (2)	$1,783	$2,311	$486	$432	$392	$473	$850
Debt issuance	2,523	4,015	414	616	662	831	984
Equity issuance	709	2,784	189	156	139	225	545
Total investment banking fees including self-led deals	5,015	9,110	1,089	1,204	1,193	1,529	2,379
Self-led deals	(192)	(223)	(18)	(37)	(65)	(72)	(28)
Total Investment Banking fees	$4,823	$8,887	$1,071	$1,167	$1,128	$1,457	$2,351

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Prior periods have been revised to conform to current-period presentation.
(5)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(6)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income	$3,088	$4,011	$371	$743	$981	$993	$1,031
Noninterest income:
Investment and brokerage services	2,002	1,979	482	457	518	545	474
Investment banking fees	1,820	3,616	347	430	461	582	832
Market making and similar activities	11,406	8,760	2,685	2,874	2,657	3,190	1,312
All other income	(178)	889	(24)	(21)	(115)	(18)	169
Total noninterest income	15,050	15,244	3,490	3,740	3,521	4,299	2,787
Total revenue, net of interest expense (2)	18,138	19,255	3,861	4,483	4,502	5,292	3,818

Provision for credit losses	28	65	4	11	8	5	32

Noninterest expense	12,420	13,032	3,171	3,023	3,109	3,117	2,882
Income before income taxes	5,690	6,158	686	1,449	1,385	2,170	904
Income tax expense	1,508	1,601	182	384	367	575	235
Net income	$4,182	$4,557	$504	$1,065	$1,018	$1,595	$669

Return on average allocated capital (3)	10%	12%	5%	10%	10%	15%	7%
Efficiency ratio	68.48	67.68	82.14	67.42	69.07	58.90	75.49

Balance Sheet
Average
Total trading-related assets	$600,803	$549,368	$608,493	$592,391	$606,135	$596,154	$564,282
Total loans and leases	116,652	91,339	123,022	120,435	114,375	108,576	102,627
Total earning assets	602,889	541,391	610,045	591,883	598,832	610,926	580,794
Total assets	857,637	785,998	857,319	847,899	866,742	858,719	816,994
Total deposits	40,382	51,833	37,219	38,820	41,192	44,393	43,331
Allocated capital (3)	42,500	38,000	42,500	42,500	42,500	42,500	38,000

Period end
Total trading-related assets	$563,963	$491,160	$563,963	$592,938	$577,309	$616,811	$491,160
Total loans and leases	127,735	114,846	127,735	121,721	118,290	110,037	114,846
Total earning assets	587,666	561,135	587,666	595,988	571,921	609,290	561,135
Total assets	811,820	747,794	811,820	848,752	835,129	883,304	747,794
Total deposits	39,077	46,374	39,077	37,318	40,055	43,371	46,374

Trading-related assets (average)
Trading account securities	$303,587	$291,505	$309,217	$308,514	$295,190	$301,285	$291,518
Reverse repurchases	126,324	113,989	122,753	112,828	131,456	138,581	121,878
Securities borrowed	116,764	100,292	119,334	114,032	119,200	114,468	109,455
Derivative assets	54,128	43,582	57,189	57,017	60,289	41,820	41,431
Total trading-related assets	$600,803	$549,368	$608,493	$592,391	$606,135	$596,154	$564,282

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations, and historical results for the year ended December 31, 2021 were not restated.
(2)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(3)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$9,917	$8,761	$2,157	$2,552	$2,500	$2,708	$1,573
Equities	6,572	6,428	1,368	1,540	1,653	2,011	1,363
Total sales and trading revenue	$16,489	$15,189	$3,525	$4,092	$4,153	$4,719	$2,936

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$9,898	$8,810	$2,343	$2,567	$2,340	$2,648	$1,569
Equities	6,571	6,433	1,375	1,539	1,655	2,002	1,365
Total sales and trading revenue, excluding net debit valuation adjustment	$16,469	$15,243	$3,718	$4,106	$3,995	$4,650	$2,934

Sales and trading revenue breakdown
Net interest income	$2,536	$3,687	$188	$586	$851	$911	$954
Commissions	1,955	1,933	476	444	504	531	464
Trading	11,403	8,758	2,684	2,873	2,656	3,190	1,311
Other	595	811	177	189	142	87	207
Total sales and trading revenue	$16,489	$15,189	$3,525	$4,092	$4,153	$4,719	$2,936

(1)    Includes Global Banking sales and trading revenue of $1.0 billion and $510 million for the years ended December 31, 2022 and 2021, and $262 million, $287 million, $319 million, $179 million and $98 million for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $20 million and $(54) million for the years ended December 31, 2022 and 2021, and $(193) million, $(14) million, $158 million, $69 million and $2 million for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively. FICC net DVA gains (losses) were $19 million and $(49) million for the years ended December 31, 2022 and 2021, and $(186) million, $(15) million, $160 million, $60 million and $4 million for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively. Equities net DVA gains (losses) were $1 million and $(5) million for the years ended December 31, 2022 and 2021, and $(7) million, $1 million, $(2) million, $9 million and $(2) million for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1,2)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021
Net interest income	$117	$246	$44	$37	$43	$(7)	$53
Noninterest income (loss)	(5,479)	(5,589)	(1,880)	(836)	(1,329)	(1,434)	(1,927)
Total revenue, net of interest expense	(5,362)	(5,343)	(1,836)	(799)	(1,286)	(1,441)	(1,874)

Provision for credit losses	(172)	(182)	(42)	(58)	(25)	(47)	(34)

Noninterest expense	2,485	1,519	655	716	531	583	556
Loss before income taxes	(7,675)	(6,680)	(2,449)	(1,457)	(1,792)	(1,977)	(2,396)
Income tax expense (benefit)	(6,023)	(8,069)	(1,760)	(1,176)	(1,474)	(1,613)	(1,723)
Net income (loss)	$(1,652)	$1,389	$(689)	$(281)	$(318)	$(364)	$(673)

Balance Sheet
Average
Total loans and leases	$12,683	$18,447	$10,386	$10,629	$14,391	$15,405	$16,240
Total assets (3)	139,466	191,831	136,040	142,650	124,923	154,425	185,707
Total deposits	20,082	16,512	19,946	20,221	19,663	20,504	23,780

Period end
Total loans and leases	$10,234	$15,863	$10,234	$10,351	$10,825	$15,090	$15,863
Total assets (4)	155,074	214,153	155,074	128,051	136,673	132,186	214,153
Total deposits	19,905	21,182	19,905	19,031	19,374	20,990	21,182

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations, and historical results for the year ended December 31, 2021 were not restated.
(2)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion for both years ended December 31, 2022 and 2021, and $1.0 trillion, $1.1 trillion, $1.1 trillion, $1.2 trillion and $1.2 trillion for the fourth, third, second and first quarters of 2022 and the fourth quarter of 2021, respectively.
(4)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.1 trillion, $1.1 trillion, $1.2 trillion and $1.2 trillion at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2022	September 30 2022	December 31 2021
Consumer
Residential mortgage	$229,670	$229,062	$221,963
Home equity	26,563	26,845	27,935
Credit card	93,421	87,296	81,438
Direct/Indirect consumer (1)	106,236	107,159	103,560
Other consumer (2)	156	171	190
Total consumer loans excluding loans accounted for under the fair value option	456,046	450,533	435,086
Consumer loans accounted for under the fair value option (3)	339	355	618
Total consumer	456,385	450,888	435,704

Commercial
U.S. commercial	358,481	355,370	325,936
Non-U.S. commercial	124,479	123,035	113,266
Commercial real estate (4)	69,766	67,952	63,009
Commercial lease financing	13,644	12,956	14,825
	566,370	559,313	517,036
U.S. small business commercial (5)	17,560	17,769	19,183
Total commercial loans excluding loans accounted for under the fair value option	583,930	577,082	536,219
Commercial loans accounted for under the fair value option (3)	5,432	4,496	7,201
Total commercial	589,362	581,578	543,420
Total loans and leases	$1,045,747	$1,032,466	$979,124

(1)Includes primarily auto and specialty lending loans and leases of $51.8 billion, $50.7 billion and $48.5 billion, U.S. securities-based lending loans of $50.4 billion, $52.6 billion and $51.1 billion and non-U.S. consumer loans of $3.0 billion, $2.9 billion and $3.0 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $71 million, $74 million and $279 million and home equity loans of $268 million, $281 million and $339 million at December 31, 2022, September 30, 2022 and December 31, 2021, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.9 billion, $2.4 billion and $4.6 billion and non-U.S. commercial loans of $2.5 billion, $2.1 billion and $2.6 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(4)Includes U.S. commercial real estate loans of $64.9 billion, $63.9 billion and $58.2 billion and non-U.S. commercial real estate loans of $4.8 billion, $4.0 billion and $4.8 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,364	$118,051	$103,331	$1	$—	$7,981
Home equity	26,983	21,834	2,485	—	207	2,457
Credit card	89,575	86,540	3,036	—	—	(1)
Direct/Indirect and other consumer	106,598	51,501	55,093	—	—	4
Total consumer	452,520	277,926	163,945	1	207	10,441

Commercial
U.S. commercial	378,850	22,423	54,306	230,591	71,330	200
Non-U.S. commercial	125,983	1	1,090	82,222	42,590	80
Commercial real estate	68,764	10	5,753	54,104	8,895	2
Commercial lease financing	13,130	—	—	13,467	—	(337)
Total commercial	586,727	22,434	61,149	380,384	122,815	(55)
Total loans and leases	$1,039,247	$300,360	$225,094	$380,385	$123,022	$10,386

	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,474	$118,173	$102,204	$1	$—	$8,096
Home equity	27,282	21,939	2,480	—	216	2,647
Credit card	85,009	82,081	2,929	—	—	(1)
Direct/Indirect and other consumer	108,300	51,130	57,167	—	—	3
Total consumer	449,065	273,323	164,780	1	216	10,745

Commercial
U.S. commercial	377,183	21,897	52,090	233,027	69,962	207
Non-U.S. commercial	127,793	—	1,278	84,287	42,190	38
Commercial real estate	66,707	11	5,586	53,042	8,067	1
Commercial lease financing	13,586	—	—	13,948	—	(362)
Total commercial	585,269	21,908	58,954	384,304	120,219	(116)
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629

	Fourth Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,193	$112,937	$93,294	$1	$—	$12,961
Home equity	28,796	22,672	2,476	—	253	3,395
Credit card	78,358	75,649	2,709	—	—	—
Direct/Indirect and other consumer	101,854	48,118	53,717	16	—	3
Total consumer	428,201	259,376	152,196	17	253	16,359

Commercial
U.S. commercial	330,796	22,943	47,354	196,168	64,105	226
Non-U.S. commercial	108,899	—	1,276	75,611	31,968	44
Commercial real estate	62,296	13	4,410	51,570	6,301	2
Commercial lease financing	14,870	—	—	15,261	—	(391)
Total commercial	516,861	22,956	53,040	338,610	102,374	(119)
Total loans and leases	$945,062	$282,332	$205,236	$338,627	$102,627	$16,240

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2022	September 30 2022	December 31 2021	December 31 2022	September 30 2022	December 31 2021
Asset managers & funds	$106,842	$118,183	$89,786	$165,087	$172,468	$136,914
Real estate (5)	72,180	70,535	69,384	99,722	98,590	96,202
Capital goods	45,580	47,669	42,784	87,314	89,447	84,293
Finance companies	55,248	50,749	59,327	79,546	74,003	86,009
Healthcare equipment and services	33,554	32,693	32,003	58,761	57,834	58,195
Materials	26,304	26,552	25,133	55,589	55,599	53,652
Retailing	24,785	26,850	24,514	53,714	52,916	50,816
Government & public education	34,861	36,635	37,597	48,134	48,991	50,066
Food, beverage and tobacco	23,232	23,258	21,584	47,486	48,317	45,419
Consumer services	26,980	26,250	28,172	47,372	46,186	48,052
Individuals and trusts	34,897	34,976	29,752	45,572	44,640	39,869
Commercial services and supplies	23,628	23,010	22,390	41,596	43,769	42,451
Utilities	20,292	19,280	17,082	40,164	39,560	36,855
Energy	15,132	16,934	14,217	36,043	37,829	34,136
Transportation	22,273	21,671	21,079	33,858	34,033	32,015
Technology hardware and equipment	11,441	10,993	10,159	29,825	28,135	26,910
Global commercial banks	27,217	30,209	20,062	29,293	32,482	21,390
Media	14,781	12,282	12,495	28,216	27,331	26,318
Pharmaceuticals and biotechnology	7,547	7,722	5,608	26,208	18,779	19,439
Software and services	12,961	13,908	10,663	25,633	26,678	27,643
Consumer durables and apparel	10,009	10,251	9,740	21,389	21,167	21,226
Vehicle dealers	12,909	11,788	11,030	20,638	19,698	15,678
Insurance	10,224	12,427	5,743	19,444	20,901	14,323
Telecommunication services	9,679	8,530	10,056	17,349	16,608	21,270
Automobiles and components	8,774	7,529	9,236	16,911	15,685	17,052
Food and staples retailing	7,157	7,046	6,902	11,908	11,728	12,226
Financial markets infrastructure (clearinghouses)	3,913	7,894	3,876	8,752	12,704	6,076
Religious and social organizations	2,467	2,736	3,154	4,689	4,990	5,394
Total commercial credit exposure by industry	$704,867	$718,560	$653,528	$1,200,213	$1,201,068	$1,129,889

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $33.8 billion, $40.7 billion and $30.9 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $51.1 billion, $59.3 billion and $47.3 billion, which consists primarily of other marketable securities, at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(2)Total utilized and total committed exposure includes loans of $5.4 billion, $4.5 billion and $7.2 billion and issued letters of credit with a notional amount of $28 million, $37 million and $51 million accounted for under the fair value option at December 31, 2022, September 30, 2022 and December 31, 2021, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.0 billion, $3.5 billion and $4.8 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $1.0 billion, $1.5 billion and $4.7 billion of PPP loan exposure across impacted industries at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2022	September 30 2022	June 30 2022	March 31 2022	December 31 2021
Residential mortgage	$2,167	$2,187	$2,245	$2,422	$2,284
Home equity	510	532	563	615	630
Direct/Indirect consumer	77	41	58	67	75
Total consumer	2,754	2,760	2,866	3,104	2,989
U.S. commercial	553	640	742	818	825
Non-U.S. commercial	212	274	279	268	268
Commercial real estate	271	282	218	361	382
Commercial lease financing	4	11	44	54	80
	1,040	1,207	1,283	1,501	1,555
U.S. small business commercial	14	16	15	20	23
Total commercial	1,054	1,223	1,298	1,521	1,578
Total nonperforming loans and leases	3,808	3,983	4,164	4,625	4,567
Foreclosed properties (1)	170	173	162	153	130
Total nonperforming loans, leases and foreclosed properties (2, 3)	$3,978	$4,156	$4,326	$4,778	$4,697

Fully-insured home loans past due 30 days or more and still accruing	$627	$672	$734	$817	$887
Consumer credit card past due 30 days or more and still accruing	1,505	1,202	1,008	1,003	997
Other loans past due 30 days or more and still accruing	4,008	3,281	3,494	3,736	3,398
Total loans past due 30 days or more and still accruing (4, 5)	$6,140	$5,155	$5,236	$5,556	$5,282

Fully-insured home loans past due 90 days or more and still accruing	$368	$427	$492	$574	$634
Consumer credit card past due 90 days or more and still accruing	717	547	493	492	487
Other loans past due 90 days or more and still accruing	626	647	720	607	336
Total loans past due 90 days or more and still accruing (4, 5)	$1,711	$1,621	$1,705	$1,673	$1,457

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.13%	0.14%	0.14%	0.15%	0.15%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.38	0.40	0.42	0.48	0.48
Nonperforming loans and leases/Total loans and leases (6)	0.37	0.39	0.41	0.47	0.47

Commercial reservable criticized utilized exposure (7)	$19,274	$17,659	$18,114	$20,682	$22,381
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	3.12%	2.88%	2.95%	3.54%	3.91%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.70	2.82	2.99	3.47	3.91

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $60 million, $75 million, $71 million, $61 million and $52 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $219 million, $222 million, $270 million, $336 million and $264 million and nonperforming loans accounted for under the fair value option of $7 million, $8 million, $11 million, $19 million and $21 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $58 million, $81 million, $179 million, $654 million and $523 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and loans held-for-sale past due 90 days or more and still accruing of $28 million, $33 million, $22 million, $50 million and $41 million at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively. At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, there were $11 million, $4 million, $34 million, $8 million and $12 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $5.8 billion, $4.9 billion, $5.5 billion, $7.1 billion and $7.8 billion at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,760	$2,866	$3,104	$2,989	$3,017
Additions	208	236	365	644	371
Reductions:
Paydowns and payoffs	(89)	(124)	(147)	(175)	(179)
Sales	(1)	(1)	(269)	(131)	(1)
Returns to performing status (2)	(109)	(193)	(157)	(202)	(198)
Charge-offs (3)	(6)	(12)	(23)	(15)	(15)
Transfers to foreclosed properties	(9)	(12)	(7)	(6)	(6)
Total net additions (reductions) to nonperforming loans and leases	(6)	(106)	(238)	115	(28)
Total nonperforming consumer loans and leases, end of period	2,754	2,760	2,866	3,104	2,989
Foreclosed properties	121	125	115	118	101
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,875	$2,885	$2,981	$3,222	$3,090

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,223	$1,298	$1,521	$1,578	$1,697
Additions	141	307	321	183	372
Reductions:
Paydowns	(144)	(180)	(342)	(159)	(290)
Sales	(4)	(12)	(16)	(25)	(71)
Returns to performing status (5)	(35)	(148)	(146)	(5)	(95)
Charge-offs	(127)	(42)	(40)	(12)	(35)
Transfers to loans held-for-sale	—	—	—	(39)	—
Total net reductions to nonperforming loans and leases	(169)	(75)	(223)	(57)	(119)
Total nonperforming commercial loans and leases, end of period	1,054	1,223	1,298	1,521	1,578
Foreclosed properties	49	48	47	35	29
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,103	$1,271	$1,345	$1,556	$1,607

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2022		Third Quarter 2022		Second Quarter 2022		First Quarter 2022		Fourth Quarter 2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(1)	—%	$(3)	(0.01)%	$86	0.15%	$(10)	(0.02)%	$(11)	(0.02)%
Home equity (3)	(18)	(0.27)	(18)	(0.25)	(24)	(0.37)	(30)	(0.44)	(26)	(0.37)
Credit card	386	1.71	328	1.53	323	1.60	297	1.53	280	1.42
Direct/Indirect consumer	1	—	9	0.03	4	0.02	4	0.02	(3)	(0.01)
Other consumer	163	n/m	143	n/m	136	n/m	79	n/m	72	n/m
Total consumer	531	0.47	459	0.41	525	0.47	340	0.32	312	0.29
U.S. commercial	47	0.05	23	0.03	15	0.02	(14)	(0.02)	(19)	(0.02)
Non-U.S. commercial	31	0.10	(6)	(0.02)	(5)	(0.01)	1	—	(6)	(0.02)
Total commercial and industrial	78	0.06	17	0.01	10	0.01	(13)	(0.01)	(25)	(0.02)
Commercial real estate	34	0.20	13	0.08	(4)	(0.03)	23	0.15	6	0.04
Commercial lease financing	2	0.05	(1)	(0.05)	4	0.13	—	—	—	—
	114	0.08	29	0.02	10	0.01	10	0.01	(19)	(0.02)
U.S. small business commercial	44	0.99	32	0.72	36	0.79	42	0.94	69	1.32
Total commercial	158	0.11	61	0.04	46	0.03	52	0.04	50	0.04
Total net charge-offs	$689	0.26	$520	0.20	$571	0.23	$392	0.16	$362	0.15

By Business Segment and All Other
Consumer Banking	$591	0.78%	$512	0.69%	$502	0.70%	$416	0.59%	$411	0.58%
Global Wealth & Investment Management	4	0.01	5	0.01	9	0.02	1	—	5	0.01
Global Banking	112	0.12	26	0.03	14	0.01	(12)	(0.01)	(28)	(0.03)
Global Markets	(1)	(0.01)	(1)	—	(4)	(0.01)	21	0.08	10	0.04
All Other	(17)	(0.66)	(22)	(0.80)	50	1.40	(34)	(0.91)	(36)	(0.91)
Total net charge-offs	$689	0.26	$520	0.20	$571	0.23	$392	0.16	$362	0.15

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $90 million and $(6) million for the second and first quarters of 2022 and $0 for the remaining quarters.
(3)Includes loan sale net charge-offs (recoveries) of $(6) million and $(2) million for the second and first quarters of 2022 and $0 for the remaining quarters.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2022		2021
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$72	0.03%	$(28)	(0.01)%
Home equity (3)	(90)	(0.33)	(119)	(0.39)
Credit card	1,334	1.60	1,723	2.29
Direct/Indirect consumer	18	0.02	1	—
Other consumer	521	n/m	270	n/m
Total consumer	1,855	0.42	1,847	0.44
U.S. commercial	71	0.02	(23)	(0.01)
Non-U.S. commercial	21	0.02	35	0.04
Total commercial and industrial	92	0.02	12	—
Commercial real estate	66	0.10	34	0.06
Commercial lease financing	5	0.03	(1)	—
	163	0.03	45	0.01
U.S. small business commercial	154	0.86	351	1.19
Total commercial	317	0.06	396	0.08
Total net charge-offs	$2,172	0.21	$2,243	0.25

By Business Segment and All Other
Consumer Banking	$2,021	0.69%	$2,335	0.82%
Global Wealth & Investment Management	19	0.01	25	0.01
Global Banking	140	0.04	19	0.01
Global Markets	15	0.01	13	0.01
All Other	(23)	(0.18)	(149)	(0.82)
Total net charge-offs	$2,172	0.21	$2,243	0.25

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $84 million for the year ended December 31, 2022.
(3)Includes loan sale net charge-offs (recoveries) of $(8) million for the year ended December 31, 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2022		September 30, 2022		December 31, 2021
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$328	0.14%	$282	0.12%	$351	0.16%
Home equity	92	0.35	102	0.38	206	0.74
Credit card	6,136	6.57	5,879	6.74	5,907	7.25
Direct/Indirect consumer	585	0.55	525	0.49	523	0.51
Other consumer	96	n/m	92	n/m	46	n/m
Total consumer	7,237	1.59	6,880	1.53	7,033	1.62
U.S. commercial (3)	3,007	0.80	3,018	0.81	3,019	0.87
Non-U.S. commercial	1,194	0.96	1,191	0.97	975	0.86
Commercial real estate	1,192	1.71	1,161	1.71	1,292	2.05
Commercial lease financing	52	0.38	52	0.40	68	0.46
Total commercial	5,445	0.93	5,422	0.94	5,354	1.00
Allowance for loan and lease losses	12,682	1.22	12,302	1.20	12,387	1.28
Reserve for unfunded lending commitments	1,540		1,515		1,456
Allowance for credit losses	$14,222		$13,817		$13,843

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.22%		1.20%		1.28%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		333		309		271
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		4.64		5.96		8.62

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $71 million, $74 million and $279 million, and home equity loans of $268 million, $281 million and $339 million at December 31, 2022, September 30, 2022 and December 31, 2021, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.9 billion, $2.4 billion and $4.6 billion and non-U.S. commercial loans of $2.5 billion, $2.1 billion and $2.6 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $5.8 billion, $4.9 billion and $7.8 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $844 million, $864 million and $1.2 billion at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
(4)Allowance for loan and lease losses includes $7.0 billion, $6.7 billion and $7.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at December 31, 2022, September 30, 2022 and December 31, 2021, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 149 percent, 140 percent and 117 percent at December 31, 2022, September 30, 2022 and December 31, 2021, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the years ended December 31, 2022 and 2021, and the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
	2022	2021

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$30,969	$33,976	$7,897	$8,301	$6,892	$7,879	$7,818
Provision for credit losses	2,543	(4,594)	1,092	898	523	30	(489)
Pretax, pre-provision income	$33,512	$29,382	$8,989	$9,199	$7,415	$7,909	$7,329

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$270,299	$273,757	$272,629	$271,017	$268,197	$269,309	$270,883
Goodwill	(69,022)	(69,005)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,117)	(2,177)	(2,088)	(2,107)	(2,127)	(2,146)	(2,166)
Related deferred tax liabilities	922	916	914	920	926	929	913
Tangible shareholders’ equity	$200,082	$203,491	$202,433	$200,808	$197,974	$199,070	$200,608
Preferred stock	(28,318)	(23,970)	(28,982)	(29,134)	(28,674)	(26,444)	(24,364)
Tangible common shareholders’ equity	$171,764	$179,521	$173,451	$171,674	$169,300	$172,626	$176,244

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$273,197	$270,066	$273,197	$269,524	$269,118	$266,617	$270,066
Goodwill	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,075)	(2,153)	(2,075)	(2,094)	(2,114)	(2,133)	(2,153)
Related deferred tax liabilities	899	929	899	915	920	926	929
Tangible shareholders’ equity	$202,999	$199,820	$202,999	$199,323	$198,902	$196,388	$199,820
Preferred stock	(28,397)	(24,708)	(28,397)	(29,134)	(29,134)	(27,137)	(24,708)
Tangible common shareholders’ equity	$174,602	$175,112	$174,602	$170,189	$169,768	$169,251	$175,112

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,050,706	$3,169,495	$3,050,706	$3,072,953	$3,111,606	$3,238,223	$3,169,495
Goodwill	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,075)	(2,153)	(2,075)	(2,094)	(2,114)	(2,133)	(2,153)
Related deferred tax liabilities	899	929	899	915	920	926	929
Tangible assets	$2,980,508	$3,099,249	$2,980,508	$3,002,752	$3,041,390	$3,167,994	$3,099,249

Book value per share of common stock
Common shareholders’ equity	$244,800	$245,358	$244,800	$240,390	$239,984	$239,480	$245,358
Ending common shares issued and outstanding	7,996.8	8,077.8	7,996.8	8,024.5	8,035.2	8,062.1	8,077.8
Book value per share of common stock	$30.61	$30.37	$30.61	$29.96	$29.87	$29.70	$30.37

Tangible book value per share of common stock
Tangible common shareholders’ equity	$174,602	$175,112	$174,602	$170,189	$169,768	$169,251	$175,112
Ending common shares issued and outstanding	7,996.8	8,077.8	7,996.8	8,024.5	8,035.2	8,062.1	8,077.8
Tangible book value per share of common stock	$21.83	$21.68	$21.83	$21.21	$21.13	$20.99	$21.68

Current-period information is preliminary and based on company data available at the time of the presentation.	33